UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2012

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan	48377
(Address of principal executive offices)	(zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 21, 2012, following closing of trading on the New York Stock Exchange, ITC Holdings Corp. (the “Company”) issued a press release disclosing its financial results as of and for the fourth quarter and full year ended December 31, 2011, reaffirming guidance with respect to the Company’s operating earnings for 2012 and providing initial guidance for 2012 capital expenditures for its operating subsidiaries. The release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On February 22, 2012, the Company will deliver a presentation that includes the slides attached as Exhibit 99.2 to this Current Report on Form 8-K, which are incorporated by reference herein. A live internet broadcast of the presentation will be available on the Company’s website at http://investor.itc-holdings.com/events.cfm and copies of the slides are available for viewing on our website located at www.itc-holdings.com, although we reserve the right to discontinue that availability at any time.

The information contained in this Current Report on Form 8-K, including the Exhibits attached hereto, is furnished and not filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates the information by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	ITC Holdings Corp. Press Release dated February 21, 2012

99.2	Investor Presentation, dated February 22, 2012

Cautionary Language Concerning Forward-Looking Statements

This document and the exhibits hereto contain certain statements that describe our management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business, including our business and the electricity transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time.

Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 22, 2012

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	ITC Holdings Corp. Press Release dated February 21, 2012

99.2	Investor Presentation dated February 22, 2012